EXHIBIT 10



                             AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                     RECKSON OPERATING PARTNERSHIP, L.P.



                                                                 June 2, 1995
                                                                  (amended on
                                                            December 6, 1995)

                              TABLE OF CONTENTS
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                                                                         Page
                                                                         ----


ARTICLE 1 DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2 ORGANIZATIONAL MATTERS  . . . . . . . . . . . . . . . . . . . .  14
     Section 2.1.  Continuation . . . . . . . . . . . . . . . . . . . . .  14
     Section 2.2.  Name . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Section 2.3.  Registered Office and Agent: Principal Office  . . . .  15
     Section 2.4.  Power of Attorney  . . . . . . . . . . . . . . . . . .  15
     Section 2.5.  Term . . . . . . . . . . . . . . . . . . . . . . . . .  17


     Section 2.6.  Admission of Limited Partners  . . . . . . . . . . . .  17

ARTICLE 3 PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Section 3.1.  Purpose and Business . . . . . . . . . . . . . . . . .  17
     Section 3.2.  Powers . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE 4 CAPITAL CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . .  18
     Section 4.1.  Capital Contributions of the Partners  . . . . . . . .  18
     Section 4.2.  Issuances of Additional Partnership Interests  . . . .  19
     Section 4.3.  Contribution of Proceeds of Issuance of REIT
                    Shares  . . . . . . . . . . . . . . . . . . . . . . .  20
     Section 4.4.  Preemptive Rights  . . . . . . . . . . . . . . . . . .  21

ARTICLE 5 DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  21
     Section 5.1.  Requirement and Characterization of
                    Distributions . . . . . . . . . . . . . . . . . . . .  21
     Section 5.2.  Amounts Withheld . . . . . . . . . . . . . . . . . . .  22
     Section 5.3.  Distributions Upon Liquidation . . . . . . . . . . . .  22
     Section 5.4.  Restricted Distributions . . . . . . . . . . . . . . .  22

ARTICLE 6 ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     Section 6.1.  Allocations For Capital Account Purposes . . . . . . .  22

ARTICLE 7 MANAGEMENT AND OPERATIONS OF BUSINESS . . . . . . . . . . . . .  23
     Section 7.1.  Management . . . . . . . . . . . . . . . . . . . . . .  23
     Section 7.2.  Certificate of Limited Partnership . . . . . . . . . .  28
     Section 7.3.  Restrictions on General Partner Authority  . . . . . .  29
     Section 7.4.  Reimbursement of the General Partner and
                    the Company . . . . . . . . . . . . . . . . . . . . .  29
     Section 7.5.  Outside Activities of the General Partner  . . . . . .  31
     Section 7.6.  Contracts with Affiliates  . . . . . . . . . . . . . .  31
     Section 7.7.  Indemnification  . . . . . . . . . . . . . . . . . . .  32
     Section 7.8.  Liability of the General Partner . . . . . . . . . . .  34
     Section 7.9.  Other Matters Concerning the General Partner . . . . .  35
     Section 7.10. Title to Partnership Assets  . . . . . . . . . . . . .  36
     Section 7.11. Reliance by Third Parties  . . . . . . . . . . . . . .  36

ARTICLE 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS  . . . . . . . . . .  37
     Section 8.1.  Limitation of Liability  . . . . . . . . . . . . . . .  37
     Section 8.2.  Management of Business . . . . . . . . . . . . . . . .  37
     Section 8.3.  Outside Activities of Limited Partners . . . . . . . .  38
     Section 8.4.  Return of Capital  . . . . . . . . . . . . . . . . . .  38
     Section 8.5.  Rights of Limited Partners Relating to the
                    Partnership . . . . . . . . . . . . . . . . . . . . .  38
     Section 8.6.  Redemption Right . . . . . . . . . . . . . . . . . . .  39

ARTICLE 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS  . . . . . . . . . . . .  41
     Section 9.1.  Records and Accounting . . . . . . . . . . . . . . . .  41
     Section 9.2.  Fiscal Year  . . . . . . . . . . . . . . . . . . . . .  42
     Section 9.3.  Reports  . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE 10     TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . .  42
     Section 10.1.  Preparation of Tax Returns  . . . . . . . . . . . . .  42
     Section 10.2.  Tax Elections . . . . . . . . . . . . . . . . . . . .  43
     Section 10.3.  Tax Matters Partner . . . . . . . . . . . . . . . . .  43
     Section 10.4.  Organizational Expenses . . . . . . . . . . . . . . .  45
     Section 10.5.  Withholding . . . . . . . . . . . . . . . . . . . . .  45

ARTICLE 11     TRANSFERS AND WITHDRAWALS  . . . . . . . . . . . . . . . .  46
     Section 11.1.  Transfer  . . . . . . . . . . . . . . . . . . . . . .  46
     Section 11.2.  Transfer of the Company's General Partner
                    Interest and Limited Partner Interest . . . . . . . .  47
     Section 11.3.  Limited Partners' Rights to Transfer  . . . . . . . .  47
     Section 11.4.  Substituted Limited Partners  . . . . . . . . . . . .  49
     Section 11.5.  Assignees . . . . . . . . . . . . . . . . . . . . . .  49
     Section 11.6.  General Provisions  . . . . . . . . . . . . . . . . .  50

ARTICLE 12     ADMISSION OF PARTNERS  . . . . . . . . . . . . . . . . . .  51
     Section 12.1.  Admission of Successor General Partner  . . . . . . .  51
     Section 12.2.  Admission of Additional Limited Partners  . . . . . .  51
     Section 12.3.  Amendment of Agreement and Certificate of
                    Limited Partnership . . . . . . . . . . . . . . . . .  52

ARTICLE 13     DISSOLUTION, LIQUIDATION AND TERMINATION . . . . . . . . .  53
     Section 13.1.  Dissolution . . . . . . . . . . . . . . . . . . . . .  53
     Section 13.2.  Winding Up  . . . . . . . . . . . . . . . . . . . . .  54
     Section 13.3.  Compliance with Timing Requirements of
                    Regulations . . . . . . . . . . . . . . . . . . . . .  56
     Section 13.4.  Deemed Distribution and Recontribution  . . . . . . .  56
     Section 13.5.  Rights of Limited Partners  . . . . . . . . . . . . .  57
     Section 13.6.  Notice of Dissolution . . . . . . . . . . . . . . . .  57
     Section 13.7.  Termination of Partnership and Cancellation
                    of Certificate of Limited Partnership . . . . . . . .  57
     Section 13.8.  Reasonable Time for Winding-Up  . . . . . . . . . . .  57
     Section 13.9.  Waiver of Partition . . . . . . . . . . . . . . . . .  57

ARTICLE 14     AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS . . . . . . .  58
     Section 14.1.  Amendment of Partnership Agreement  . . . . . . . . .  58
     Section 14.2.  Meetings of the Partners  . . . . . . . . . . . . . .  59

ARTICLE 15     GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . .  61
     Section 15.1.  Addresses and Notice  . . . . . . . . . . . . . . . .  61
     Section 15.2.  Titles and Captions . . . . . . . . . . . . . . . . .  61
     Section 15.3.  Pronouns and Plurals  . . . . . . . . . . . . . . . .  61
     Section 15.4.  Further Action  . . . . . . . . . . . . . . . . . . .  61
     Section 15.5.  Binding Effect  . . . . . . . . . . . . . . . . . . .  61
     Section 15.6.  Creditors . . . . . . . . . . . . . . . . . . . . . .  61
     Section 15.7.  Waiver  . . . . . . . . . . . . . . . . . . . . . . .  62
     Section 15.8.  Counterparts  . . . . . . . . . . . . . . . . . . . .  62
     Section 15.9.  Applicable Law  . . . . . . . . . . . . . . . . . . .  62
     Section 15.10. Invalidity of Provisions  . . . . . . . . . . . . . .  62
     Section 15.11. Entire Agreement  . . . . . . . . . . . . . . . . . .  62

EXHIBITS
--------

Exhibit A - Partners Contributions and Partnership Interests
Exhibit B - Capital Account Maintenance
Exhibit C - Special Allocation Rules
Exhibit D - Notice of Redemption


                             AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                     RECKSON OPERATING PARTNERSHIP, L.P.


     THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF RECKSON OPERATING PARTNERSHIP, L.P. (this "Agreement"), dated as of June 2, 1995, is entered into by and among Reckson Associates Realty Corp., a Maryland Corporation (the "Company"), and the Persons (as defined below) whose names are set forth on Exhibit A as attached hereto (as it may be amended from time to time).

     WHEREAS, the Company and the Persons whose names are set forth on Exhibit A, as attached hereto, desire to enter into this Amended and Restated Agreement of Limited Partnership of Reckson Operating Partnership, L.P. (the "Partnership"); and

     WHEREAS, the Company and the Persons whose names are set forth on Exhibit A, as attached hereto, will make certain capital contributions to the Partnership;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE 1
                                DEFINED TERMS

     The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

     "Act" means the Delaware Revised Uniform Limited Partnership Act, 6
      ---
Del. C. Section17-101, et seq., as it may be amended from time to time,
---                    -- ---
and any successor to such statute.

     "Additional Limited Partner" means a Person admitted to the
      --------------------------
Partnership as a Limited Partner pursuant to Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

     "Adjusted Capital Account" means the Capital Account maintained for
      ------------------------
each Partner as of the end of each Partnership taxable year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and
1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Adjusted Capital Account Deficit" means, with respect to any
      --------------------------------
Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership taxable year.

     "Adjusted Property" means any property, the Carrying Value of which
      -----------------
has been adjusted pursuant to Exhibit B hereof. Once an Adjusted Property is deemed distributed by, and recontributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is further adjusted pursuant to Exhibit B hereof.

     "Affiliate" means, with respect to any Person, (i) any Person
      ---------
directly or indirectly controlling, controlled by or under common control with such Person; (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person; (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests; or (iv) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (i), (ii), and (iii) above.

     "Agreed Value" means (i) in the case of any Contributed Property as
      ------------
of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and
(ii) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder. The aggregate Agreed Value of the Contributed Property contributed or deemed contributed by each Partner as of the date hereof is as set forth in Exhibit A.

     "Agreement" means this Amended and Restated Agreement of Limited
      ---------
Partnership of the Partnership, as it may be amended, supplemented or restated from time to time.

     "Articles of Incorporation" means the Articles of Incorporation of
      -------------------------
the Company filed in the State of Maryland on September 13, 1994, as amended and restated from time to time.

     "Assignee" means a Person to whom one or more Partnership Units have
      --------
been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

     "Available Cash" means, with respect to any period for which such
      --------------
calculation is being made,

     (i) the sum of:

          (a) the Partnership's Net Income or Net Loss (as the case may be) for such period (without regard to adjustments resulting from allocations described in Sections 1.A through 1.E of Exhibit C);
                                                          ---------

          (b) Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period;

          (c) the amount of any reduction in the reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary);

          (d) the excess of proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain recognized from such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions); and

          (e) all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period; less

     (ii) the sum of:

          (a) all principal debt payments made by the Partnership during such period;

          (b) capital expenditures made by the Partnership during such period;

          (c) investments made by the Partnership during such period in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(a) or (ii)(b);

          (d) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period;

          (e) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period;

          (f) the amount of any increase in reserves during such period which the General Partner determines to be necessary or appropriate in its sole and absolute discretion; and

          (g) the amount of any working capital accounts and other cash or similar balances which the General Partner determines to be necessary or appropriate, in its sole and absolute discretion.

     Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

     "Book-Tax Disparities" means, with respect to any item of Contributed
      --------------------
Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

     "Business Day" means any day except a Saturday, Sunday or other day
      ------------
on which commercial banks in New York, New York are authorized or required by law to close.

     "Capital Account" means the Capital Account maintained for a Partner
      ---------------
pursuant to Exhibit B hereof.

     "Capital Contribution" means, with respect to any Partner, any cash,
      --------------------
cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to
Section 4.1, 4.2, or 4.3 hereof.

     "Carrying Value" means (i) with respect to a Contributed Property or
      --------------
Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners' Capital Accounts following the contribution of or adjustment with respect to such property; and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

     "Cash Amount" means an amount of cash per Partnership Unit equal to
      -----------
the Value on the Valuation Date of the REIT Shares Amount.

     "Certificate" means the Certificate of Limited Partnership of the
      -----------
Partnership as filed in the office of the Delaware Secretary of State on September 28, 1994, as amended from time to time in accordance with the terms hereof and the Act.

     "Code" means the Internal Revenue Code of 1986, as amended and in
      ----
effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "Consent" means the consent or approval of a proposed action by a
      -------
Partner given in accordance with Section 14.2 hereof.

     "Contributed Property" means each property or other asset, in such
      --------------------
form as may be permitted by the Act (but excluding cash), contributed or deemed contributed to the Partnership (including deemed contributions to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B hereof, such property shall no
                                   ---------
longer constitute a Contributed Property for purposes of Exhibit B hereof,
                                                         ---------
but shall be deemed an Adjusted Property for such purposes.

     "Conversion Factor" means 1.0, subject to adjustment as
      -----------------
follows: (i) in case the General Partner shall (A) pay or make a dividend or other distribution on the outstanding REIT Shares in REIT Shares, (B) subdivide or reclassify the outstanding REIT Shares into a greater number of REIT Shares, or (C) combine or reclassify the outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution or subject to such subdivision, combination or reclassification shall be proportionately adjusted so that a holder of Partnership Units shall be entitled to receive, upon exchange thereof, the number of REIT Shares which the holder would have owned at the opening of business on the day following the date fixed for such determination had such Units been exchanged immediately prior to such determination; (ii) in case the Partnership shall subdivide or reclassify the outstanding Partnership Units into a greater number of Partnership Units, the Conversion Factor in effect at the opening of business on the day following the date fixed for the determination of Partnership Unit holders subject to such subdivision or reclassification shall be proportionately adjusted so that a holder of Partnership Units shall be entitled to receive, upon exchange thereof, the number of REIT Shares which the holder would have owned at the opening of business on the day following the date fixed for such determination had such Partnership Units been exchanged immediately prior to such determination; (iii) in case the General Partner (A) shall issue rights or warrants to all holders of REIT Shares entitling them to subscribe for or purchase REIT Shares at a price per share less than the daily market price per REIT Share (determined as specified under the definition of "Value" set forth in this Article I) on the date fixed for the determination of shareholders entitled to receive such rights or warrants, (B) shall not issue similar rights or warrants to all holders of Partnership Units entitling them to subscribe for or purchase REIT Shares or Partnership Units at a comparable price (determined, in the case of Partnership Units, by reference to the Conversion Factor), and (C) cannot issue such rights or warrants to a Redeeming Partner as otherwise required by the definition of "REIT Shares Amount" set forth in this Article I, then the Conversion Factor in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Factor by a fraction of which the numerator shall be the number of REIT Shares outstanding at the close of business on the date fixed for such determination plus the number of REIT Shares so offered for subscription or purchase, and of which the denominator shall be the number of REIT Shares outstanding at the close of business on the date fixed for such determination plus the number of REIT Shares which the aggregate offering price of the total number of REIT Shares so offered for subscription would purchase at such daily market price per share, such increase of the Conversion Factor to become effective immediately after the opening of business on the day following the date fixed for such determination; and (iv) in case the General Partner shall, by dividend or otherwise, distribute to all holders of its common stock, (A) shares of capital stock of any class other than its common stock, (B) evidence of its indebtedness or (C) assets (excluding any rights or warrants referred to in clause (iii) above, any cash dividend or distribution lawfully paid under the laws of the state of incorporation of the General Partner, and any dividend or distribution referred to in clause
(i) above) and shall not cause a corresponding distribution to be made to all holders of Partnership Units, the Conversion Factor shall be adjusted so that the same shall equal the ratio determined by multiplying the Conversion Factor in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the daily market price per REIT Share on the date fixed for such determination, and of which the denominator shall be such daily market price per REIT Share less the fair market value (as determined by the Board of Directors of the General Partner, whose determination shall be conclusive and described in a Board resolution certified by the Secretary of the General Partner and delivered to the holders of the Partnership Units) of the portion of the shares of capital stock or evidences of indebtedness or assets so distributed applicable to one REIT Share, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

     "Depreciation" means, for each taxable year, an amount equal to the
      ------------
federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

     "Effective Date" means the date of closing of the initial public
      --------------
offering of REIT Shares pursuant to that certain underwriting agreements among the Company and the underwriters named therein.

     "Financing Partnership" means Reckson FS Limited Partnership, a
      ---------------------
Delaware limited partnership formed pursuant to an agreement of limited partnership between the Partnership and the Financing Subsidiary, and any successor thereto.

     "Financing Subsidiary" means Reckson FS, Inc., a Delaware
      --------------------
corporation, and any successor thereto.

     "General Partner" means the Company, in its capacity as the general
      ---------------
partner of the Partnership, or any Person who becomes an additional or a successor general partner of the Partnership.

     "General Partner Interest" means a Partnership Interest held by the
      ------------------------
General Partner, in its capacity as general partner of the Partnership. A General Partner Interest may be expressed as a number of Partnership Units.

     "IRS" means the Internal Revenue Service, which administers the
      ---
internal revenue laws of the United States.

     "Immediate Family" means, with respect to any natural Person, such
      ----------------
natural Person's spouse and such natural Person's natural or adoptive parents, descendants, nephews, nieces, brothers, and sisters.

     "Incapacity" or "Incapacitated" means, (i) as to any individual
      ----------      -------------
Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate;
(ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership or limited liability company which is a Partner, the dissolution and commencement of winding up of the partnership;
(iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety
(90) days after the expiration of any such stay.

     "Indemnitee" means (i) any Person made a party to a proceeding by
      ----------
reason of (A) his status as the General Partner, or as a director, officer, stockholder, partner, member, employee, representative or agent of the General Partner or as an officer, employee, representative or agent of the Partnership, or (B) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

     "Limited Partner" means the Company and any other Person named as a
      ---------------
limited partner of the Partnership in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a limited partner of the Partnership. For purposes of this Agreement and the Act, the Limited Partners shall constitute a single class or group of limited partners.

     "Limited Partner Interest" means a Partnership Interest of a Limited
      ------------------------
Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.

     "Liquidating Event" has the meaning set forth in Section 13.1.
      -----------------

     "Liquidator" has the meaning set forth in Section 13.2.
      ----------

     "Net Income" means, for any taxable period, the excess, if any, of
      ----------
the Partnership's items of income and gain for such

taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit B.

     "Net Loss" means, for any taxable period, the excess, if any, of the
      --------
Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit B.

     "Nonrecourse Built-in Gain" means, with respect to any Contributed
      -------------------------
Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B(1)(a), 2.B(2)(a)(1) and 2.B(2)(a)(2) (to the extent reflecting Section 2.B(1)(a)) of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

     "Nonrecourse Deductions" has the meaning set forth in Regulations
      ----------------------
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

     "Nonrecourse Liability" has the meaning set forth in Regulations
      ---------------------
Section 1.752-1(a)(2).

     "Notice of Redemption" means the Notice of Redemption substantially
      --------------------
in the form of Exhibit D to this Agreement.

     "Partner" means a General Partner or a Limited Partner, and
      -------
"Partners" means the General Partner and the Limited Partners
 --------
collectively.

     "Partner Minimum Gain" means an amount, with respect to each Partner
      --------------------
Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

     "Partner Nonrecourse Debt" has the meaning set forth in Regulations
      ------------------------
Section 1.704-2(b)(4).

     "Partner Nonrecourse Deductions" has the meaning set forth in
      ------------------------------
Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

     "Partnership" means the limited partnership heretofore formed and
      -----------
continued under the Act and pursuant to this Agreement, and any successor thereto.

     "Partnership Interest" means an ownership interest in the Partnership
      --------------------
representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

     "Partnership Minimum Gain" has the meaning set forth in Regulations
      ------------------------
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

     "Partnership Record Date" means the record date established by the
      -----------------------
General Partner for the distribution of Available Cash pursuant to Section
5.1 hereof, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some of all of its portion of such distribution.

     "Partnership Unit" means a fractional, undivided share of the
      ----------------
Partnership Interests of all Partners issued pursuant to Sections 4.1, 4.2 and 4.3. The number of Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities.

     "Partnership Year" means the fiscal year of the Partnership, which
      ----------------
shall be the calendar year.

     "Percentage Interest" means, as to a Partner, its interest in the
      -------------------
Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

     "Person" means an individual or a corporation, partnership, limited
      ------
liability company, trust, unincorporated organization, association or other entity.

     "Recapture Income" means any gain recognized by the Partnership upon
      ----------------
the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

     "Redeeming Partner" has the meaning set forth in Section 8.6 hereof.
      -----------------

     "Redemption Right" shall have the meaning set forth in Section 8.6
      ----------------
hereof.

     "Regulations" means the Income Tax Regulations promulgated under the
      -----------
Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "REIT" means a real estate investment trust under Section 856 of the
      ----
Code.

     "REIT Share" shall mean a share of common stock of the Company, par
      ----------
value $.01 per share.

     "REIT Shares Amount" shall mean a number of REIT Shares equal to the
      ------------------
product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor, provided that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the Company can issue such rights to the Redeeming Partner, then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

     "Residual Gain" or "Residual Loss" means any item of gain or loss, as
      -------------      -------------
the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.B.1(a) or 2.B.2(a) of Exhibit C to eliminate Book-Tax Disparities.

     "704(c) Value" of any Contributed Property means the fair market
      ------------
value of such property or other consideration at the time of contribution, as determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the 704(c) Value of any property deemed contributed to the Partnership for federal income tax purposes upon termination and reconstitution thereof pursuant to Section 708 of the Code shall be deter-mined in accordance with Exhibit B hereof. Subject to Exhibit B hereof, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

     "Specified Redemption Date" means the tenth (10th) Business Day after
      -------------------------
receipt by the Company of a Notice of Redemption; provided that no Specified Redemption Date shall occur before two (2) years from the date of this Agreement, provided further that if the Company combines its outstanding REIT Shares, no Specified Redemption Date shall occur after the record date of such combination of REIT Shares and prior to the effective date of such combination.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, limited liability company or other entity of which a majority of
(i) the voting power of the voting equity securities; or (ii) the outstanding equity interests, is owed, directly or indirectly, by such Person.

     "Substituted Limited Partner" means a Person who is admitted as a
      ---------------------------
Limited Partner to the Partnership pursuant to Section 11.4.

     "Terminating Capital Transaction" means any sale or other disposition
      -------------------------------
of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership but shall not include any contribution of assets to the Financing Partnership.

     "Unrealized Gain" attributable to any item of Partnership property
      ---------------
means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Exhibit B hereof) as of such date; over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date.

     "Unrealized Loss" attributable to any item of Partnership property
      ---------------
means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date; over (ii) the fair market value of such property (as determined under Exhibit B hereof) as of such date.

     "Valuation Date" means the date of receipt by the General Partner of
      --------------
a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

     "Value" means, with respect to a REIT Share, the average of the daily
      -----
market price (the "daily market price") for the ten (10) consecutive trading days immediately preceding the Valuation Date. The daily market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.


                                  ARTICLE 2
                            ORGANIZATIONAL MATTERS

     Section 2.1.  Continuation
                   ------------

     The Partners hereby continue the Partnership as a limited partnership under and pursuant to the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

     Section 2.2.  Name
                   ----

     The name of the Partnership heretofore formed and continued hereby shall be Reckson Operating Partnership, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

     Section 2.3.  Registered Office and Agent: Principal Office
                   ---------------------------------------------

     The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The principal office of the Partnership shall be 225 Broadhollow Road, Melville, New York 11747, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

     Section 2.4.  Power of Attorney
                   -----------------

     A. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

          (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation;
               (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interest; and

          (2) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

     B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

     Section 2.5.  Term
                   ----

     The term of the Partnership commenced on the date that the Certificate was filed with the Secretary of State of the State of Delaware and shall continue until December 31, 2095, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

     Section 2.6.  Admission of Limited Partners
                   -----------------------------

     On the date hereof, and upon the execution of this Agreement or a counterpart of this Agreement, each of the Persons identified as a limited partner of the Partnership on Exhibit A to this Agreement (other than Scott
H. Rechler who has already been admitted as a limited partner of the Partnership) is hereby admitted to the Partnership as a limited partner of the Partnership.


                                  ARTICLE 3
                                   PURPOSE

     Section 3.1.  Purpose and Business
                   --------------------

     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership formed pursuant to the Act; provided, however,
                                                  --------  -------
that such business shall be limited to and conducted in such a manner as to permit the Company at all times to be classified as a REIT, unless the Company ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing; and (iii) to do anything necessary, convenient or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge that the Company's current status as a REIT inures to the benefit of all of the Partners and not solely the General Partner or its Affiliates.

     Section 3.2.  Powers
                   ------

     The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, and shall have, without limitation, any and all of the powers that may be exercised on behalf of the Partnership by the General Partner pursuant to this Agreement; provided, however, that the Partnership shall not take, or
--------  --------
refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Company to continue to qualify as a REIT; (ii) could subject the Company to any additional taxes under Section 857 or Section 4981 of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.


                                  ARTICLE 4
                            CAPITAL CONTRIBUTIONS

     Section 4.1.  Capital Contributions of the Partners
                   -------------------------------------

     At the time of the execution of this Agreement, the Partners shall make the Capital Contributions set forth in Exhibit A to this Agreement, which may be adjusted upon final determination of the 704(c) Values of the assets contributed to Partnership. At the General Partner's direction, certain Capital Contributions may be made by way of transfers to such subsidiaries of the Partnership as the General Partner may identify. To the extent the Partnership acquires any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A, as amended to reflect such deemed Capital Contributions. In consideration for making the Capital Contributions set forth in Exhibit A to this Agreement, each of the Partners shall receive from the Partnership and shall own Partnership Units in the amounts set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, additional Capital Contributions, the issuance of additional Partnership Units (pursuant to any merger or otherwise), or similar events having an effect on any Partner's Percentage Interest. The number of Partnership Units held by the General Partner, in its capacity as general partner (equal to one percent (1%) of all outstanding Partnership Units from time to time) shall be deemed to be the General Partner Interest. Except as provided in Sections 4.2 and 10.5, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

     Section 4.2.  Issuances of Additional Partnership Interests
                   ---------------------------------------------

     A. The General Partner is hereby authorized, without the need for any vote or approval of any Partner or any other Person who may hold Partnership Units or Partnership Interests, to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, or otherwise with such designations, preferences, redemption and conversion rights and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partner Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and
(iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided that no such additional Partnership Units or other Partnership Interests shall be issued to the Company, as the General Partner or a Limited Partner, unless either
(a)(1) the additional Partnership Interests are issued in connection with an issuance of REIT Shares or other shares by the Company, which shares have designations, preferences and other rights such that the economic interests attributable to such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the Company in accordance with this Section 4.2.A, and (2) the Company shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with such issuance or (b) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests. In addition, the Company may acquire Units from other Partners pursuant to this Agreement.

     B. After the initial public offering of REIT Shares, the Company shall not issue any additional REIT Shares (other than REIT Shares issued pursuant to Section 8.6), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively "New Securities") other than to all holders of
                           --------------
REIT Shares unless (i) the General Partner shall cause the Partnership to issue to the Company, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests (when combined with any additional economic interests in the Financing Partnership issued to the Financing Subsidiary contemporaneously) are substantially similar to those of the New Securities; and (ii) the Company contributes to the Partnership (and to the Financing Subsidiary for contribution to the Financing Partnership) the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities. Without limiting the foregoing, the Company is expressly authorized to issue New Securities for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the Company corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the interests of the Company and the Partnership (for example, and not by way of limitation, the issuance of REIT Shares and corresponding Units pursuant to an employee stock purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise); and (y) the Company contributes all proceeds from such issuance and exercise to the Partnership (and to the Financing Subsidiary for contribution to the Financing Partnership).

     Section 4.3.   Contribution of Proceeds of Issuance of REIT
                    --------------------------------------------
                    Shares
                    ------

     In connection with the initial public offering of REIT Shares by the Company and any other issuance of REIT Shares or New Securities pursuant to
Section 4.2, the Company shall contribute to the Partnership (and to the Financing Subsidiary for contribution to the Financing Partnership) any proceeds (or a portion thereof) raised in connection with such issuance; provided that if the proceeds actually received by the Company
-------- ----
are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company shall be deemed to have made a Capital Contribution to the Partnership (and a capital contribution to the Financing Subsidiary for contribution to the Financing Partnership) in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter's discount and other expenses paid by the Company (which discount and expense shall be treated as an expense for the benefit of the Partnership in accordance with Section 7.4). In the case of employee purchases of New Securities at a discount from fair market value, the amount of such discount representing compensation to the employee, as determined by the General Partner, shall be treated as an expense of the issuance of such New Securities.

     Section 4.4.  Preemptive Rights
                   -----------------

     No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) issuance or sale of any Partnership Units or other Partnership Interests.


                                  ARTICLE 5
                                DISTRIBUTIONS

     Section 5.1.   Requirement and Characterization of
                    -----------------------------------
                    Distributions
                    -------------

     The General Partner shall distribute at least quarterly an amount equal to 100% of Available Cash generated by the Partnership during such quarter or shorter period to the Partners who are Partners on the Partnership Record
Date with respect to such quarter or shorter period in accordance with their respective Percentage Interests on such Partnership Record Date; provided that in no event may a Partner receive a distribution of Available Cash with respect to a Partnership Unit if such Partner is entitled to receive a distribution out of such Available Cash with respect to a REIT Share for which such Partnership Unit has been exchanged and such distribution shall be made to the Company. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the Company's qualification as a REIT, to distribute Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated.

     Section 5.2.  Amounts Withheld
                   ----------------

     All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Partners or Assignees shall be treated as amounts distributed to the Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

     Section 5.3.  Distributions Upon Liquidation
                   ------------------------------

     Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with
Section 13.2.

     Section 5.4.  Restricted Distributions
                   ------------------------

     Notwithstanding any provision to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate Section 17-607 of the Act or other applicable law.

                                  ARTICLE 6
                                 ALLOCATIONS

     Section 6.1.  Allocations For Capital Account Purposes
                   ----------------------------------------

     For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Exhibit B hereof) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

     A. After giving effect to the special allocations set forth in Section 1 of Exhibit C attached hereto, Net Income shall be allocated (i) first, to the General Partner to the extent that Net Losses previously allocated to the General Partner pursuant to the last sentence of Section 6.1.B exceed Net Income previously allocated to the General Partner pursuant to this clause
(i) of Section 6.1.A; and (ii) thereafter, Net Income shall be allocated to the Partners in accordance with their respective Percentage Interests.

     B. After giving effect to the special allocations set forth in Section 1 of Exhibit C attached hereto, Net Losses shall be allocated to the Partners in accordance with their respective Percentage Interests; provided that Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1.B to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in this Section 6.1.B shall be allocated to the General Partner.

     C. For purposes of Regulations Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain and (ii) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

     D. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to Exhibit C, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.


                                  ARTICLE 7
                    MANAGEMENT AND OPERATIONS OF BUSINESS

     Section 7.1.  Management
                   ----------

     A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partner-ship under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section
7.3 hereof, shall have full power and authority to do all things deemed necessary, desirable or convenient by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

          (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Company (so long as the Company qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the
               Code) and to make distributions to its stockholders in amounts sufficient to permit the Company to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

          (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

          (3) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by
               Section 7.3 hereof);

          (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Company, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the Company) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

          (5) the management, operation, leasing, landscaping, repair, alteration, demolition, disposition or improvement of any real property or improvements owed by the Partnership or any Subsidiary of the Partnership;

          (6) the negotiation, execution, delivery and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary or convenient to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

          (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

          (8) holding, managing, investing and reinvesting cash and other assets of the Partnership;

          (9) the collection and receipt of revenues and income of the Partnership;

          (10) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees who may be designated as officers with titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring;

          (11) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

          (12) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

          (13) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

          (14) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

          (15) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

          (16) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

          (17) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

          (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

          (19) the making, execution, delivery and performance of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary, appropriate or convenient, in the judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement; and

          (20) the issuance of additional Partnership Units and other partnership interests, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to
               Article 4 hereof.

     B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

     C. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

     D. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not be liable to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under this Agreement and in accordance with the terms of Section 7.3.

     E. Notwithstanding any other provisions of this Agreement, the Act or any applicable law, rule or regulation, the Partnership and the General Partner on behalf of the Partnership may enter into, and execute, deliver, acknowledge and perform, the Omnibus Option Agreement among the Partnership and the grantors named therein; the Purchase Agreement and Pricing Agreement with respect to the offering of shares of Common Stock of the General
Partner, among the Partnership, the General Partner and the underwriters named therein; the Second Amended and Restated Agreement of Limited Partnership of Omni Partners, L.P., among the Partnership, as a general partner, and the other partners thereto; the Options to Purchase and Option to Purchase Agreements relating to the Option Properties (as defined in the Prospectus relating to the initial public offering of REIT Shares); the Loan Agreement, among the Partnership, Salomon Brothers Realty Corp. and the Collateral Agent named therein; the Guarantor Pledge Agreement, among the Partnership, Reckson FS, Inc. and Salomon Brothers Realty Corp.; the Supplemental Representations, Warranties and Indemnity Agreement among the Partnership, the General Partner and the indemnitors named therein; the Pledge and Security Agreement, among the Partnership, the General Partner and Donald Rechler, Roger Rechler, Scott Rechler and Mitchell Rechler; the Agreement of Lease between the Partnership and Reckson Executive Centers, L.L.C.; the Amended and Restated Agreement of Limited Partnership of the Financing Partnership, between the Partnership and the Financing Subsidiary; the Limited Liability Operating Agreement of Reckson Executive Centers
L.L.C., among the Partnership and other members of such company; the Pledge and Security Agreement, made by Reckom, Inc. and HMCC Associates, L.P. to Odyli, Inc. and Odyssey Partners, L.P. and consented to by the Partnership and the General Partner; and the Guaranty, made by the Partnership and the General Partner to Odyli, Inc. and Odyssey Partners, L.P.; and any loan agree-ments or modification thereof, any indemnity agreement, and any other agree-ments or instruments contemplated by or referred to in any of the foregoing documents or referred to in the prospectus with respect to the initial public offering of the shares of common stock of the General Partner.

     Section 7.2.  Certificate of Limited Partnership
                   ----------------------------------

     The General Partner has filed the Certificate with the Secretary of State of Delaware as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate or convenient, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of
Section 8.5.A(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto or restatement thereof to any Limited Partner.

     Section 7.3.  Restrictions on General Partner Authority
                   -----------------------------------------

     A. The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the Company), or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement.

     B. Except as provided in Article 13 hereof, during the five year period following the initial public offering of REIT shares the General Partner may not cause the Partnership to engage in a Terminating Capital Transaction (including by way of merger, consolidation or other combination with any other Person), without the Consent of Limited Partners holding 85% or more of the Percentage Interests of the Limited Partners (including Limited Partnership Interests held by the Company). Upon expiration of such five year period, such 85% percentage shall be reduced to 50%.

     Section 7.4.   Reimbursement of the General Partner and
                    ----------------------------------------
                    the Company
                    -----------

     A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

     B. The General Partner shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all expenditures that it incurs relating to the ownership and operation of, or for the benefit of, the Partnership; provided that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership, and provided further than the General Partner shall not be reimbursed for any (i) directors fees, (ii) income tax liabilities or (iii) filing or similar fees in connection with maintaining the General Partner's continued corporate existence that are incurred by the General Partner, but the Partners acknowledge that all other expenses of the General Partner are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereof. Included among the expenditures for which the General Partner shall be entitled to reimbursement hereunder shall be any payments of debt service made by the General Partner, in its capacity as General Partner, as guarantor or otherwise, with respect to indebtedness encumbering any property held by the Partnership.

     C. As set forth in Section 4.3, the Company shall be treated as having made a Capital Contribution in the amount of all expenses that it incurs and pays relating to the Company's initial public offering of REIT Shares and any other issuance of REIT Shares or New Securities pursuant to Section 4.2 the proceeds from the issuance of which are contributed to the Partnership (i.e., excluding such issuances to the extent the proceeds thereof are contributed to the Financing Subsidiary).

     D. In the event that the Company shall elect to purchase from its shareholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the Company, any employee stock purchase plan adopted by the Company, or any similar obligation or arrangement undertaken by the Company in the future, the purchase price paid by the Company for such REIT Shares and any other expenses incurred by the Company in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to the Company, subject to the condition that: (i) if such REIT Shares subsequently are sold by the Company, the Company shall pay to the Partnership any proceeds received by the Company for such REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program provided that a transfer of REIT Shares for Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the Company within 30 days after the purchase thereof, the Company, as General Partner, shall cause the Partnership to cancel a number of Partnership Units held by the Company, as a Limited Partner, equal to the product obtained by multiplying the Conversion Factor by the number of such REIT Shares (in which case such reimbursement shall be treated as a distribution in redemption of Units held by the Company).

     Section 7.5.  Outside Activities of the General Partner
                   -----------------------------------------

     The General Partner shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership, and such activities as are incidental thereto. The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

     Section 7.6.  Contracts with Affiliates
                   -------------------------

     A. The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

     B. Except as provided in Section 7.5, the Partnership may transfer assets to joint ventures, other partnerships, limited liability companies, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

     C. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

     D. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any Subsidiaries of the Partnership.

     E. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, and without the approval of the Limited Partners, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

     Section 7.7.  Indemnification
                   ---------------

     A. To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the Company as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, except to the extent such Indemnitee acted in bad faith, or with gross negligence or willful misconduct. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.7.

     B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding, upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in Section 7.7.A.

     C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnities are indemnified.

     D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnities and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

     E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

     F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

     G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     H. The provisions of this Section 7.7 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     Section 7.8.  Liability of the General Partner
                   --------------------------------

     A. Notwithstanding anything to the contrary set forth in this Agreement, none of the General Partner, its Affiliates, or any of their respective officers, directors, stockholders, partners, members, employees, representatives or agents or any officer, employee, representative or agent of the Partnership and its Affiliates (individually, a "Covered Person" and collectively, the "Covered Persons") shall be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the Covered Person's conduct did not constitute bad faith, gross negligence or willful misconduct.

     B. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the shareholders of the Company collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (except as otherwise provided herein) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

     C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees and agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such employee or agent appointed by the General Partner in good faith.

     D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Covered Person's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     E. To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partner-ship or to the Partners, any Covered Person acting under this Agreement or otherwise shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

     F. Whenever in this Agreement the General Partner is permitted or required to make a decision (i) in its "sole discretion" or "discretion," or under a similar grant of authority or latitude, the General Partner shall be entitled to consider such interests and factors as it desires and may consider its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited Partners, or (ii) in its "good faith" or under another express standard, the General Partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or by law or any other agreement contemplated herein.

     Section 7.9.  Other Matters Concerning the General Partner
                   --------------------------------------------

     A. The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

     B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

     C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

     D. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT; or (ii) to avoid the Company incurring any taxes under
Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     Section 7.10.  Title to Partnership Assets
                    ---------------------------

     Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine in its sole and absolute discretion, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however,that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

     Section 7.11.  Reliance by Third Parties
                    -------------------------

     Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.


                                  ARTICLE 8
                  RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     Section 8.1.  Limitation of Liability
                   -----------------------

     The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereof, or under the Act.

     Section 8.2.  Management of Business
                   ----------------------

     No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     Section 8.3.  Outside Activities of Limited Partners
                   --------------------------------------

     Subject to any agreements entered into pursuant to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner (other than the Company) and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner (other than the Company) shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners (other than the Company) nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

     Section 8.4.  Return of Capital
                   -----------------

     Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit C hereof or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

     Section 8.5.   Rights of Limited Partners Relating to the
                    ------------------------------------------
                    Partnership
                    -----------

     A. In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such copying and administrative charges as the General Partner may establish from time to time):

          (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the Company pursuant to the Securities Exchange Act of 1934;

          (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

          (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

          (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

          (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

     B. The Partnership shall notify each Limited Partner, upon request, of the then current Conversion Factor.

     C. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.

     Section 8.6.  Redemption Right
                   ----------------

     A.  Subject to Sections 8.6.B and 8.6.C hereof, on or after the date two
(2) years after the closing of the initial public offering of REIT Shares by the Company, each Limited Partner (other than the Company) shall have the right (the "Redemption Right") to require the Partnership to
                     ----------------
redeem on a Specified Redemption Date all or a portion of the Partnership
Units held by such Limited Partner at a redemption price per Unit equal to and in the form of the Cash Amount to be paid by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the Company) by the Limited Partner who is exercising the redemption right (the "Redeeming Partner"); provided, however,
                                                           --------  -------
that the Partnership shall not be obligated to satisfy such Redemption Right if the Company elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.6.B. A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units at any one time or, if such Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid on or after the Specified Redemp-tion Date. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner. Any Partnership Units redeemed by the Partnership pursuant to this Section 8.6.A shall be cancelled upon such redemption.

     B. Notwithstanding the provisions of Section 8.6.A, a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the Company, and the Company may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming
Partner either the Cash Amount or the REIT Shares Amount, as elected by the Company (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the Company shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the Company shall elect to exercise its right to purchase Partnership Units under this Section 8.6.B with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five Business Days after the receipt by it of such Notice of Redemption. Unless the Company (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.6.B, the Company shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the Company shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.6.B, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Part-ner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the Company shall treat the transaction between the Company and the Redeeming Partner, for federal income tax purposes, as a sale of the Redeeming Partner's Partnership Units to the Company. Each Redeeming Partner agrees to execute such documents as the Company may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. In case of any reclassification of the REIT Shares (including, but not limited to, any reclassification upon a consolidation or merger in which the Company is the continuing corporation) into securities other than REIT Shares, for purposes of this Section 8.6.B, the Company (or a Successor
General Partner) may thereafter exercise its right to purchase Partnership Units for the kind and amount of shares of such securities receivable upon such reclassification by a holder of the number of REIT Shares for which such Units could be purchased pursuant to this Section immediately prior to such reclassification.

     C. Notwithstanding the provisions of Section 8.6.A and Section 8.6.B, a Partner shall not be entitled to exercise the Redemption Right pursuant to
Section 8.6.A to the extent that the delivery of REIT Shares to such Partner on the Specified Redemption Date by the Company pursuant to Section 8.6.B (regardless of whether or not the Company would in fact exercise its rights under Section 8.6.B) would be prohibited under the Articles of Incorporation of the Company.


                                  ARTICLE 9
                    BOOKS, RECORDS, ACCOUNTING AND REPORTS

     Section 9.1.  Records and Accounting
                   ----------------------

     The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

     Section 9.2.  Fiscal Year
                   -----------

     The fiscal year of the Partnership shall be the calendar year.

     Section 9.3.  Reports
                   -------

     A.  As soon as practicable, but in no event later than one hundred five
(105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

     B.  As soon as practicable, but in no event later than one hundred five
(105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the Company, if such statements are prepared solely on a consolidated basis with the Company, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.


                                  ARTICLE 10
                                 TAX MATTERS

     Section 10.1.  Preparation of Tax Returns
                    --------------------------

     The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

     Section 10.2.  Tax Elections
                    -------------

     Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. Notwithstanding the above, in making any such tax election the General Partner may, but shall be under no obligation to, take into account the tax consequences to the Limited Partners resulting from any such election.

     The General Partner shall make such tax elections on behalf of the Partnership as the Limited Partners holding a majority of the Percentage Interests of the Limited Partners (excluding Limited Partner Interests held by the Company) request, provided that the General Partner believes that such election is not adverse to the interests of the General Partner, including its interest in preserving its qualification as a REIT under the Code. The General Partner intends to elect the so-called "traditional method" of making
Section 704(c) allocations pursuant to Regulations Section 1.704-3 with respect to property contributed as of the date hereof. The General Partner shall have the right to seek to revoke any tax election it makes (including, without limitation, an election under Section 754 of the Code) upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

     Section 10.3.  Tax Matters Partner
                    -------------------

     A. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and the Assignees.

     B.  The tax matters partner is authorized, but not required:

          (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or (ii) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

          (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

          (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

          (4) to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

          (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and

          (6) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

     The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

     C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

     Section 10.4.  Organizational Expenses
                    -----------------------

     The Partnership shall elect to deduct expenses, if any, incurred by it in forming the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

     Section 10.5.  Withholding
                    -----------

     Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner; or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and imme-diately paid by the defaulting Limited Partner to the General Partner in repay-ment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points, or (B) the maximum
   ----------------------- lawful rate
of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.


                                  ARTICLE 11
                          TRANSFERS AND WITHDRAWALS

     Section 11.1.  Transfer
                    --------

     A. The term "transfer," when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include (i) any redemption of Partnership Interests by the Partnership from a Limited Partner, (ii) any acquisition of Partnership Units from a Limited Partner by the Company pursuant to Section 8.6, (iii) any distribution of Partnership Units by a Limited Partner to its beneficial owners or (iv) a pledge or transfer of Partnership Units pursuant to either (1) the Pledge and Security Agreement dated as of June 2, 1995, by and between Reckom, Inc., HMCC Associates, L.P., Odyli, Inc. and Odyssey Partners, L.P. or (2) the Pledge and Security Agreement dated as of June 2, 1995 by and among the Company, the Partnership, Donald Rechler, Roger Rechler, Scott Rechler, Mitchell Rechler, Mark Rechler, Gregg Rechler, Vanderbilt Generations, L.P., Wildoro Associates and Reckson Associates.

     B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article
11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

     Section 11.2.  Transfer of the Company's General Partner
                    -----------------------------------------
                    Interest and Limited Partner Interest
---------------------------------------------------------

     The Company may not transfer any of its General Partner Interest or withdraw as General Partner, or transfer any of its Limited Partner Interest, unless Limited Partners holding a majority of the Percentage Interests of the Limited Partners (other than Limited Partner Interests held by the Company) consent to such transfer or withdrawal.

     Section 11.3.  Limited Partners' Rights to Transfer
                    ------------------------------------

     A. Subject to the provisions of Sections 11.3.C, 11.3.D, 11.3.E, 11.4 and 11.6, a Limited Partner (other than the Company) may transfer, with or without the consent of the General Partner, all or any portion of its Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner.

     B. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

     C. The General Partner may prohibit any transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933 or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

     D. No transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation; (ii) it is made within two years after the consummation of the initial public offering of the Company without the consent of the General Partner; (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" with the meaning of Section 7704 of the Code; (iv) such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (v) such transfer would, in the opinion of legal counsel for the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (vi) such transfer would subject the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; or (vii) such Person is a member of Reckson Executive Centers, L.L.C.; provided that this restriction shall not apply to a transfer of Partnership Units between Limited Partners attributable to closing adjustments made pursuant to Article V of the Omnibus Option Agreement, dated December 15, 1994, by and among the Partnership and the Grantors named therein.

     E. No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under
Section 752 of the Code.

     F. The General Partner shall keep a register for the Partnership on which the transfer, pledge or release of Partnership Units shall be shown and pursuant to which entries shall be made to effect all transfers, pledges or releases as required by Sections 8-207, 8-313(1) and 8-321 of the Uniform Commercial Code, as amended, in effect in the States of New York and Delaware; provided, however, that if there is any conflict between such requirements, the provisions of the Delaware Uniform Commercial Code shall govern. The General Partner shall (i) place proper entries in such register clearly showing each transfer and each pledge and grant of security interest and the transfer and assignment pursuant thereto, such entries to be endorsed by the General Partner and (ii) maintain the register and make the register available for inspection by all of the Partners and their pledgees at all times during the term of this

Agreement. Nothing herein shall be deemed a consent to any pledge or transfer otherwise prohibited under this Agreement.

     Section 11.4.  Substituted Limited Partners
                    ----------------------------

     A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner. A Person shall be admitted to the Partnership as a Substituted Limited Partner only upon the aforementioned consent of the General Partner and the furnishing to the General Partner of (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents of the General Partner in order to effect such Person's admission as a Substituted Limited Partner. The admission of any Person as a Substituted Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

     C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

     Section 11.5.  Assignees
                    ---------

     If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items, gain, loss deduction and credit of the Partnership attribu-table to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all of the provisions of this
Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

     Section 11.6.  General Provisions
                    ------------------

     A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units, or the acquisition thereof by the Company, under
Section 8.6.

     B. Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Units as Substitute Limited Partners. Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a redemption of all of its Partnership Units, or the acquisition thereof by the Company, under Section
8.6 shall cease to be a Limited Partner.

     C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

     D. If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or redeemed or transferred pursuant to Section
8.6 on any day other than the first day of a Partnership Year, then Net
Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a redemption occurs shall be allocated to the Redeeming Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments or redemptions as it determines are necessary or appropriate. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partner-ship Record Date is before the date of such transfer, assignment, or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and in the case of a transfer or assignment other than a redemption, all distributions of Available Cash thereafter attributable to such Partner-ship Unit shall be made to the transferee Partner.


                                  ARTICLE 12
                            ADMISSION OF PARTNERS

     Section 12.1.  Admission of Successor General Partner
                    --------------------------------------

     A successor to all of the General Partner Interest pursuant to Section
11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6.D hereof.

     Section 12.2.  Admission of Additional Limited Partners
                    ----------------------------------------

     A. After the admission to the Partnership of the Limited Partners named in Exhibit A attached hereto on the date hereof (other than Scott H. Rechler who has previously been admitted as a limited partner), a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

     B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with
Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each such item for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations to Additional Limited Partners as it determines are necessary or appropriate. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

     Section 12.3.  Amendment of Agreement and Certificate of
                    -----------------------------------------
                    Limited Partnership
                    -------------------

     For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.


                                  ARTICLE 13
                   DISSOLUTION, LIQUIDATION AND TERMINATION

     Section 13.1.  Dissolution
                    -----------

     The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

     A.  the expiration of its term as provided in Section 2.5 hereof;

     B. an event of withdrawal of the General Partner, as defined in the Act, other than an event of bankruptcy as defined in the Act, unless, (i) at the time of the occurrence of such event there is at least one remaining general partner of the Partnership who is hereby authorized to and does carry on the business of the Partnership, or (ii) within ninety (90) days after such event of withdrawal not less than a majority in interest of the remaining Partners (or such greater percentage in interest as may be required by the Act and determined in accordance with the Act), determined, in case the withdrawing General Partner continues as a Limited Partner, by both excluding and including Limited Partner Interests continuing to be held by the withdrawing General Partner, agrees in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

     C. from and after the date of this Agreement through December 31, 2055, an election to dissolve the Partnership made by the General Partner with the Consent of Partners holding the requisite percentage specified in
Section 7.3B hereof of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the Company);

     D. on or after January 1, 2056, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

     E. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

     F. the sale of all or substantially all of the assets and properties of the Partnership; or

     G. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect (hereinafter referred to as an "Event of Bankruptcy," and such term as used herein is intended and shall be deemed to supersede and replace the events of withdrawal described in Section 17-402(a)(4) and (5) of the Act), unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

     Section 13.2.  Winding Up
                    -----------

     A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of common stock in the Company) shall be applied and distributed in the following order:

          (1) First, in satisfaction of all of the Partnership's debts and liabilities to creditors other than the Partners (whether by payment or the making of reasonable provision for payment thereof);

          (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the General Partner;

          (3) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the other Partners; and

          (4) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

     B. Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

     C. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

          (1) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

          (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A as soon as practicable.

     Section 13.3.  Compliance with Timing Requirements of
                    --------------------------------------
                    Regulations
                    -----------

     In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-l(b)(2)(ii)(b)(2). If any Partner has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

     Section 13.4.  Deemed Distribution and Recontribution
                    --------------------------------------

     Notwithstanding any other provision of this Article 13, in the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to Exhibit B hereto, the
                                                   -------
Partnership shall be deemed to have distributed the property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

     Section 13.5.  Rights of Limited Partners
                    --------------------------

     Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

     Section 13.6.  Notice of Dissolution
                    ---------------------

     In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

     Section 13.7.  Termination of Partnership and Cancellation
                    -------------------------------------------
                    of Certificate of Limited Partnership
                    -------------------------------------

     Upon the completion of the winding-up of the Partnership and liquidation of its assets, as provided in Section 13.2 hereof, the Partnership shall be terminated by filing a certificate of cancellation with the Secretary of State of the State of Delaware, cancelling all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware and taking such other actions as may be necessary to terminate the Partnership.

     Section 13.8.  Reasonable Time for Winding-Up
                    ------------------------------

     A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

     Section 13.9.  Waiver of Partition
                    -------------------

     Each Partner hereby waives any right to partition of the Partnership property.

                                  ARTICLE 14
                 AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

     Section 14.1.  Amendment of Partnership Agreement
                    ----------------------------------

     A. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners (other than the Company) holding twenty percent (20%) or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 7.3.A, 7.3.B, 13.1.C, 14.1.B, 14.1.C or 14.1.D, a
proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the Company).

     B. Notwithstanding Section 14.1.A, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

          (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

          (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

          (3) to set forth the designations, rights (including redemption rights that differ from those specified in Section 8.6), powers, duties, and preferences of Partnership Units or other Partnership Interests issued pursuant to Section 4.2.A hereof;

          (4) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

          (5) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

The General Partner shall provide notice to the Limited Partners when any action under this Section 14.1.B is taken.

     C. Notwithstanding Section 14.1.A and 14.1.B hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a General Partner Interest; (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner;
(iii) alter rights of the Partner to receive distributions pursuant to
Article 5 or Article 13, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 and Section 14.1.B(3) hereof); (iv) alter or modify the Redemption Right and REIT Shares Amount as set forth in Sections 8.6, and the related definitions, in a manner adverse to such Partner; (v) cause the termination of the Partnership prior to the time set forth in Sections 2.5 or 13.1; or (vi) amend this Section 14.1.C. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3.B without the Consent specified in that section.

          D. Notwithstanding Section 14.1.A or Section 14.1.B hereof, the General Partner shall not amend Sections 4.2.A, 7.5, 7.6, 11.2 or 14.2 without the Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners, excluding Limited Partner Interests held by the General Partner.

     Section 14.2.  Meetings of the Partners
                    ------------------------

     A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners (other than the Company) holding twenty percent (20%) or more of the Partnership Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in
Section 14.1.A hereof. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests held by Limited Partners (including Limited Partnership Interests held by the Company) shall control.

     B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

     C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

     D. Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the shareholders of the Company and may be held at the same time, and as part of, meetings of the shareholders of the Company.

                                  ARTICLE 15
                              GENERAL PROVISIONS

     Section 15.1.  Addresses and Notice
                    --------------------

     Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

     Section 15.2.  Titles and Captions
                    -------------------

     All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

     Section 15.3.  Pronouns and Plurals
                    --------------------

     Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     Section 15.4.  Further Action
                    --------------

     The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     Section 15.5.  Binding Effect
                    --------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     Section 15.6.  Creditors
                    ---------

     Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     Section 15.7.  Waiver
                    ------

     No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

     Section 15.8.  Counterparts
                    ------------

     This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

     Section 15.9.  Applicable Law
                    --------------

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflict of laws.

     Section 15.10.  Invalidity of Provisions
                     ------------------------

     If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     Section 15.11.  Entire Agreement
                     ----------------

     This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes the Prior Agreement and any other prior written or oral understandings or agreements among them with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         GENERAL PARTNER:

                         Reckson Associates Realty Corp.


                         By:  /s/ Donald J. Rechler
                              --------------------------------
                              Donald J. Rechler
                              President


                                   (CORPORATE SEAL)


                         LIMITED PARTNERS:


                         By:  /s/ Scott H. Rechler
                              -------------------------------
                              Scott H. Rechler
                              as Attorney-in-Fact for the
                                Limited Partners


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                                   125 BAYLIS ROAD, L.L.C.


     Signature line for Limited Partner /s/ Robert Heller
                                        -------------------------
                                        By:  Robert Heller
                                        Its: Manager


     Address of Limited Partner     300 Executive Drive
                                    West Orange, New Jersey 07052


     Date: September 19, 1995


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.




     Signature line for Limited Partner /s/ J. Michael Maturo
                                        -------------------------
                                        J. Michael Maturo



     Address of Limited Partner     c/o Reckson Associates
                                    225 Broadhollow Road
                                    Melville, New York  11747


     Date: February 7, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.


     Signature line for Limited Partner /s/ Oscar Marin
                                        -------------------------
                                        Oscar Marin



     Address of Limited Partner     c/o Reckson Associates
                                    225 Broadhollow Road
                                    Melville, New York  11747


     Date: January 2, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.


     Signature line for Limited Partner /s/ Dawn Kenney
                                        -------------------------
                                        Dawn Kenney


     Address of Limited Partner     c/o Reckson Associates
                                    225 Broadhollow Road
                                    Melville, New York  11747


     Date: January 2, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.


     Signature line for Limited Partner /s/ Gabriel Friedman
                                        -------------------------
                                        Gabriel Friedman



     Address of Limited Partner     c/o Reckson Associates
                                    225 Broadhollow Road
                                    Melville, New York  11747


     Date: December 30, 1995


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.


     Signature line for Limited Partner /s/ Carl Austin
                                        -------------------------
                                        Carl Austin

     Address of Limited Partner    Austin Corporate Properties, Inc.
                                   1 North Lexington Avenue
                                   White Plains, New York 10601-1712


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                                   TARRYTOWN CORPORATE CENTER


     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: General Partner


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                              TARRYTOWN CORPORATE CENTER IV, L.P.


                              By: JLH Realty Management Service, Inc.
                                  Its General Partner



     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: President


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                                   TARRYTOWN CORPORATE CENTER II


     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: General Partner


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                              COLONEL REALTIES


                              By: J.A.H. Realties, L.P.



     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: General Partner


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                              CHURCH STREET ASSOCIATES


                              By: J.A.H. Realties, L.P.



     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: General Manager


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.


                                   HALPERN ENTERPRISES, INC.


     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: President


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                                   HALPERN BUILDING CORPORATION


     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                        By:  Jon L. Halpern
                                        Its: President


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        580 White Plains Road
                                        Tarrytown, New York  10591


     Date: February 22, 1996


                        LIMITED PARTNER SIGNATURE PAGE

     The undersigned, desiring to become one of the within named Limited Partners of Reckson Operating Partnership, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, and as amended on December 6, 1995, of Reckson Operating Partnership, L.P., by and among Reckson Associates Realty Corp. and such Limited Partners. The undersigned agrees that this signature page may be attached to any counterpart of said Amended and Restated Agreement of Limited Partnership.

                              JAH REALTIES, L.P.


                              By: JLH Realty Service Management, Inc.
                                  Its General Partner


     Signature line for Limited Partner /s/ Jon L. Halpern
                                        -------------------------
                                   By:  Jon L. Halpern


                                        President


     Address of Limited Partner     c/o JAH Realties, L.P.
                                        660 White Plains Road
                                        Tarrytown, New York  10591


     Date: April 9, 1996


                                               Exhibit A

                           Partners' Contributions and Partnership Interests


    Name and Address          Cash       Agreed Value of     Total      Partnership     Percentage
       of Partner         Contribution     Contributed    Contribution    Units          Interest           Property
                                             Property
General Partner

Reckson Associates      $333,273,463                   $333,273,463     12,170,982          1% general
Realty Corp.                                                                                   partner
225 Broadhollow Road                                                                    76.77% limited
Melville, New York                                                                             partner
11747

Limited Partners

Melville Executive                            $646,947     $646,947         26,678
Center, Inc.
225 Broadhollow Road
Melville, New York
11747

Nassau West Executive                         $200,000     $200,000          8,247
Center, Inc.
225 Broadhollow Road
Melville, New York
11747

Expressway Executive                          $200,000     $200,000          8,247
Center, Inc.
225 Broadhollow Road
Melville, New York
11747

Hauppauge Executive                           $243,963     $243,963         10,060
Center, Inc.
225 Broadhollow Road
Melville, New York
11747

Atrium Executive                              $200,000     $200,000          8,247
Center, Inc.
225 Broadhollow Road
Melville, New York
11747

Vanderbilt Industrial                         $952,113     $952,113         39,262
Park, Inc.
c/o Gross Construction
310 East Shore Road
Great Neck, New York
11023

Roger Rechler                               $2,593,101   $2,593,101        106,932
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Donald Rechler                              $2,656,757   $2,656,757        109,557
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Scott Rechler                               $2,356,521   $2,356,521         97,176
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Mitchell Rechler                            $2,333,434   $2,333,434         96,193
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Mark Rechler                                $2,380,771   $2,380,771         98,176
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Gregg Rechler                               $2,356,521   $2,356,521         97,176
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Wildoro Associates                          $4,297,318   $4,297,318        177,209
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

The Scott Rechler Trust                       $102,838     $102,838          4,241
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

The Mitchel Dean                              $102,838     $102,838          4,241
Rechler Trust
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

The Mark Victor Rechler                       $102,838     $102,838          4,241
Trust
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

The Gregg Rechler Trust                       $102,838     $102,838          4,241
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

The Todd Rechler Trust                         $74,040      $74,040          3,053
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

The Glenn Michael                              $74,040      $74,040          3,053
Rechler Trust
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Walter Gross                               $10,209,142  $10,209,142        420,996
c/o Gross Construction
310 East Shore Road
Great Neck, New York
11023

Barbara Gross                                 $341,045     $341,045         14,064
c/o Gross Construction
310 East Shore Road
Great Neck, New York
11023

Robert Gross                                  $133,336     $133,336          5,498
c/o Gross Construction
310 East Shore Road
Great Neck, New York
11023

Susan Anolick                                 $133,336     $133,336          5,498
c/o Gross Construction
310 East Shore Road
Great Neck, New York
11023

Howard Rose                                 $6,267,677   $6,267,677        258,461
1298 Breakers West
West Palm Beach,
Florida 33411

Frank DiFazio                                 $387,533     $387,533         15,981
c/o DiFazio Electric,
Inc.
711 Grand Boulevard
Dear Park, New York
11729

Estate of Robert                              $266,426     $266,426         10,987
DiFazio
c/o Frank DiFazio
711 Grand Boulevard
Deer Park, New York
11729

Triangle Properties #3                        $908,761     $908,761         37,475
c/o United Realty
200 Broadhollow Road
Melville, New York
11747

Say Associates                                  $5,821       $5,821            240
c/o United Realty
200 Broadhollow Road
Melville, New York
11747

Philip Hornick                                $725,901     $725,901         29,934
6320 Via Tierra
Boca Raton, Florida
33433

Edward Blumenfeld                           $1,680,025   $1,680,025         69,279
Blumenfeld Developments
6800 Jericho Turnpike
Syosset, New York 11791

Peter Maccarone                               $704,949     $704,949         29,070
North Shore Towers
270-18 North Grand
Central Parkway
Floral Park, New York
11005

Jacob Friedman                              $1,255,475   $1,255,475         51,772
2 East Mill Drive
Great Neck, New York
11021

HMCC Associates                            $11,370,728  $11,370,728        468,896
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Reckom, Inc.                                  $129,272     $129,272          5,331
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Reckson Associates                          $9,856,391   $9,856,391        363,805
225 Broadhollow Road
Melville, New York
11747

Vanderbilt Generation,                      $2,525,568   $2,525,568        104,147
L.P.
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Edward D'Orazio                                $29,762      $29,762          2,127
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Kathleen Giamo                                 $29,762      $29,762          2,127
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Harry Stavro                                   $27,337      $27,337          1,127
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Muriel Klopsis                                 $29,762      $29,762          2,127
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

125 Baylis Road, L.L.C.                     $3,192,997   $3,192,997        131,670
300 Executive Drive
West Orange, New Jersey
07052

J. Michael Maturo                             $496,920     $496,920         20,494
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Oscar Marin                                     $9,094       $9,094            375
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Dawn Kenney                                    $18,188      $18,188            750
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Gabriel Friedman                               $48,500      $48,500          5,000
c/o Reckson Associates
225 Broadhollow Road
Melville, New York
11747

Carl Austin                                    $99,975      $99,975          3,551
Austin Corporate
Properties, Inc.
1 North Lexington Avenue
White Plains, New York
10601-1712

Tarrytown Corporate                           $219,258     $219,258          7,800
Center
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

Tarrytown Corporate                           $331,670     $331,670         11,799
Center IV, L.P.
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

Tarrytown Corporate                         $3,089,851   $3,089,851        109,920
Center II
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

Colonel Realties                            $3,260,732   $3,260,732        115,999
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

Church Street                                 $379,176     $379,176         13,489
Associates
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

Halpern Enterpriese,                          $364,024     $364,024         12,950
Inc.
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

Halpern Building                              $936,006     $936,006         33,298
Corporation
c/o JAH Realties, L.P.
    660 White Plains Road
    Tarrytown, New York
    10591

JAH Realties, L.P.                            $846,099     $846,099         29,961
660 White Plains Road
Tarrytown, New York
10591

30 Hub Drive Associates                       $773,004     $773,004         20,892
225 Broadhollow Road
Melville, New York
11747

110 Bi-County                               $4,284,924   $4,284,924        102,022
Associates
225 Broadhollow Road
Melville, New York
11747

F.D. Rich III                                 $175,500     $175,500          4,000
c/o Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Gresco Partners                                $38,097      $38,097          1,571
225 Broadhollow Road
Melville, New York
11747

Glenn Rechler                                 $291,000     $291,000         12,000
c/o Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Todd Rechler                                  $291,000     $291,000         12,000
c/o Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Bruce Tucker                                   $97,000      $97,000          4,000
________________
________________
________________

Iris Rabinwitz                                 $36,375      $36,375          1,500
________________
________________
________________

Stanley Rabinwitz                              $84,875      $84,875          3,500
________________
________________
________________

Salomon Clara                                  $24,250      $24,250          1,000
Rabinwitz Foundation
________________
________________
________________

Arnold Gerwitz                                 $18,187      $18,187            750
________________
________________
________________

Jeffrey Gerwitz                                $18,187      $18,187            750
________________
________________
________________

Triangle Properties                            $48,500      $48,500          2,000
________________
________________
________________

Murray Feldstein                               $24,250      $24,250          1,000
________________
________________
________________

Andrew Feldstein                               $24,250      $24,250          1,000
________________
________________
________________

Andrew Lipschitz                               $24,250      $24,250          1,000
(Judy Stein
 a/c/f Robert A. Stein
 under UGMA)
________________
________________
________________

Rita Ullian                                    $48,500      $48,500          2,000
________________
________________
________________

Jon Halpern                                    $24,250      $24,250          1,000
Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Robert Lemke                                   $24,250      $24,250          1,000
(RSL Family
Partnership)
________________
________________
________________

Helene Kunze                                   $24,250      $24,250          1,000
Yisa Kunze and Jill
Kunze
(joint ownership)
________________
________________
________________

Natalie Goldberg                                $2,425       $2,425            100
________________
________________
________________

Jason Barnett                                  $24,250      $24,250          1,000
Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Victoria Campofranco                            $4,850       $4,850            200
(UGMA/CT)
________________
________________
________________

Nicholas Campofranco                            $4,850       $4,850            200
(UGMA/CT)
________________
________________
________________

Salvatore and Alice                             $2,425       $2,425            100
Campofranco
________________
________________
________________

Christina Adipietro                             $3,031       $3,031            125
________________
________________
________________

Sabrina Adipietro                               $3,031       $3,031            125
________________
________________
________________

Frank and Celeste                               $3,637       $3,637            150
Adipietro
________________
________________
________________

Joel Cardillo                                  $36,375      $36,375          1,500
________________
________________
________________

John Barnes                                     $2,667       $2,667            110
________________
________________
________________

Rosemary Bird                                   $4,850       $4,850            200
________________
________________
________________

Arnold Widder                                  $48,500      $48,500          2,000
Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Richard Conniff                                $24,250      $24,250          1,000
Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Robert Weiner                                  $12,125      $12,125            500
Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Norman Berlin                                  $97,000      $97,000          4,000
Reckson Associates
Realty Corp.
225 Broadhollow Road
Melville, New York
11747

Subtotal (Limited                           __________   __________      _________         _____
Partners                                   $89,001,350  $89,001,350      3,487,527         22.23%
 excluding Reckson
 Associates Realty
Corp.)
Total                   $333,273,463       $89,001,350 $422,278,813     15,658,509        100.00%



                                  Exhibit B

                         Capital Account Maintenance

1.  Capital Accounts of the Partners
    --------------------------------

     A. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-l(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement; and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 1.B hereof and allocated to such Partner pursuant to Section 6.1.A of the Agreement and Exhibit C hereof, and
                                               ---------
decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement; and (y) all items of Partnership deduction and loss computed in accordance with Section 1.B hereof and allocated to such Partner pursuant to
Section 6.1.B of the Agreement and Exhibit C hereof.
                                   ---------

     B. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

          (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership, provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704-1(b)(2)(iv)(m)(4).

          (2) The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable gross income or are neither currently deductible nor capitalized for federal income tax purposes.

          (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

          (4) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

          (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1.D hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

     C. Generally, a transferee (including an Assignee) of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor; provided, however, that, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed solely for federal income tax purposes, to have been distributed in liquidation of the Partnership to the holders of Partnership Units (including such transferee) and recontributed by such Persons in reconstitution of the Partnership. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to Section 1.D(2) hereof. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Exhibit B.
                            ---------

     D.  (1)   Consistent with the provisions of Regulations Section
               1.704-1(b)(2)(iv)(f), and as provided in Section 1.D(2), the Carrying Value of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1.D(2) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

          (2) Such adjustments shall be made as of the following times: (a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

          (3) In accordance with Regulations Section 1.704- 1 (b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

          (4) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article 13 of the Agreement, shall be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties).

     E. The provisions of this Agreement (including this Exhibit B and other Exhibits to this Agreement) relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-l(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify (i) the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed; or (ii) the manner in which items are allocated among the Partners for federal income tax purposes, in order to comply with such Regulations or to comply with Section 704(c) of the Code, the General Partner may make such modification without regard to Article 14 of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q); and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). In addition, the General Partner may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts; (ii) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code; (iii) the determination of Net Income, Net Loss, taxable income, taxable loss and items thereof under this Agreement and pursuant to the Code; (iv) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis; (v) the allocation of asset value and tax basis; and (vi) conventions for the determination of cost recovery, depreciation and amortization deductions, as it determines in its sole discretion are necessary or appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and are in the best interest of the Partners.

2.  No Interest
    -----------

     No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

3.  No Withdrawal
    -------------

     No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 7 and 13 of the Agreement.

                                  Exhibit C

                           Special Allocation Rules

1.  Special Allocation Rules
    ------------------------

     Notwithstanding any other provision of the Agreement or this Exhibit C, the following special allocations shall be made in the following order:

     A.  Minimum Gain Chargeback.  Notwithstanding the provisions of
         -----------------------
Section 6.1 of the Agreement or any other provisions of this Exhibit C, if
                                                             ---------
there is a net decrease in Partnership Minimum Gain during any Partnership taxable year, then, subject to the exceptions set forth in Regulations Sections 1.704-2(f)(2)-(5), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 1.A is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. Solely for purposes of this Section 1.A, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of Partner Minimum Gain during such Partnership taxable year.

     B.  Partner Minimum Gain Chargeback.  Notwithstanding any other
         -------------------------------
provision of Section 6.1 of this Agreement or any other provisions of this Exhibit C (except Section 1.A hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership taxable year, then, subject to the exceptions referred to in Regulations Section 1.704-2(i)(4), each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 1.B is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of the Section 1.B, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement or this Exhibit with respect to such Partnership taxable year, other than allocations pursuant to Section 1.A hereof.

     C.  Qualified Income Offset.  In the event any Partner unexpectedly
         -----------------------
receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 1.A and 1.B hereof such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership taxable year) shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This
Section 1.C is intended to constitute a qualified income offset under Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     D.  Nonrecourse Deductions.  Nonrecourse Deductions for any
         ----------------------
Partnership taxable year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio for such Partnership taxable year which would satisfy such requirements.

     E.  Partner Nonrecourse Deductions.  Any Partner Nonrecourse
         ------------------------------
Deductions for any Partnership taxable year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i).

     F.  Code Section 754 Adjustments.  To the extent an adjustment to the
         ----------------------------
adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

     G.  Curative Allocations.  The allocations set forth in Section 1.A
         --------------------
through 1.F of this Exhibit C (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Section 704(b) of the Code. The Regulatory Allocations may not be consistent with the manner in which the Partners intend to divide Partnership distributions. Accordingly, the General Partner is hereby authorized to divide other allocations of income, gain, deduction and loss among the Partners so as to prevent the Regulatory Allocations from distorting the manner in which Partnership distributions will be divided among the Partners. In general, the Partners anticipate that, if necessary, this will be accomplished by specially allocating other items of income, gain, loss and deduction among the Partners so that the net amount of the Regulatory Allocations and such special allocations to each person is zero. However, the General Partner will have discretion to accomplish this result in any reasonable manner; provided, however, that no allocation pursuant to this Section 1.G shall cause the Partnership to fail to comply with the requirements of Regulations Sections 1.704-1(b)(2)(ii)(d), -2(e) or -2(i).

2.  Allocations for Tax Purposes
    ----------------------------

     A. Except as otherwise provided in this Section 2, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

     B. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

          (1) (a) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners, consistent with the principles of Section 704(c) of the Code and the Regulations thereunder, to take into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution; and

               (b) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.
                                                           ---------

          (2)  (a)  In the case of an Adjusted Property, such items shall

                    (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code and the Regulations thereunder to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Exhibit B; and

                    (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 2.B(1) of this Exhibit C;
                                                                    ---------
                    and


               (b) any item of Residual Gain or Residual Loss attributable to and Adjusted Property shall be allocated among the Partners in the same manner its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.
                                                           ---------

     C.   To the extent that the Treasury Regulations promulgated pursuant to
Section 704(c) of the Code permit the Partnership to utilize alternative methods to eliminate the disparities between the Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.


3.   No Withdrawal
     -------------

     No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 8 and 13 of the Agreement.



                                  Exhibit D

                             Notice of Redemption

     The undersigned Limited Partner hereby irrevocably requests Reckson Operating Partnership, L.P., a Delaware limited partnership (the "Partnership") to redeem ______________ Partnership Units in the Partnership in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership and the Redemption Right referred to therein; and the undersigned Limited Partnership irrevocably (i) surrenders such Partnership Units and all right, title and interest therein; and (ii) directs that the Cash Amount or REIT Shares Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby, represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Limited Partnership Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to request such redemption and surrender such Partnership Units as provided herein; and (c) has obtained the consent or approval of all person or entities, if any, having the right to consent or approve such redemption and surrender of Units. The undersigned Limited Partner further agrees that, in the event that any state or local property tax is payable as a result of the transfer of its Partnership Units to the Partnership or the General Partner, the undersigned Limited Partner shall assume and pay such transfer tax.


Dated: ___________________________

Name of Limited Partner: __________________________________
                                   Please Print


                         __________________________________
                         (Signature of Limited Partner)


                         __________________________________
                         (Street Address)


                         __________________________________
                         (City) (State) (Zip Code)




                         Signature Guaranteed by:


                         __________________________________

If REIT Shares are to be issued, issue to:


Name:  ____________________________

Please insert social security number:  __________